EXHIBIT 99

                        Collateral Stratification Report
                              BOA $23M & Port5600
                                  All records
================================================================================


-------------------------------------------------------------------------------
Pool Summary                                 COUNT               UPB         %
-------------------------------------------------------------------------------
Conforming                                     341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Data as of Date: 2003-01-01
AVG UPB: $108,607.35
GROSS WAC: 5.9058%
NET WAC: 5.656%
% SF/PUD: 59.12%
% FULL/ALT: 82.10%
% CASHOUT: 33.88%
% BUYDOWN: 0.00%
% LTV (greater than) 80 NO MI: 0.00%
WA LTV: 60.62%
% FICO (greater than) 679: 89.19%
% NO FICO: 0.00%
WA FICO: 731
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 39.32%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Product Type                                 COUNT               UPB         %
-------------------------------------------------------------------------------
Fixed                                          341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Original Balance                             COUNT               UPB         %
-------------------------------------------------------------------------------
$0.01 - $50,000.00                              54     $2,031,546.68     5.49%
$50,000.01 - $100,000.00                       135     10,055,222.72     27.15
$100,000.01 - $150,000.00                       84     10,372,855.46     28.01
$150,000.01 - $200,000.00                       32      5,565,190.43     15.03
$200,000.01 - $250,000.00                       19      4,266,595.48     11.52
$250,000.01 - $300,000.00                       14      3,842,006.09     10.37
$300,000.01 - $350,000.00                        3        901,687.87      2.43
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: $20,139.00
Maximum: $301,000.00
Average: $108,699.66
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Unpaid Balance                               COUNT               UPB         %
-------------------------------------------------------------------------------
$1.01 - $250,000.00                            324    $32,291,410.77    87.19%
$250,000.01 - $300,000.00                       15      4,141,693.96     11.18
$300,000.01 - $350,000.00                        2        602,000.00      1.63
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: $20,139.00
Maximum: $301,000.00
Average: $108,607.35
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Gross Rate                                   COUNT               UPB         %
-------------------------------------------------------------------------------
4.626% - 4.750%                                  1        $78,000.00     0.21%
4.876% - 5.000%                                  2        208,400.00      0.56
5.126% - 5.250%                                 19      1,581,930.00      4.27
5.251% - 5.375%                                 11        934,927.55      2.52
5.376% - 5.500%                                 29      3,218,018.71      8.69
5.501% - 5.625%                                 24      3,001,915.01      8.11
5.626% - 5.750%                                 53      6,779,964.66     18.31
5.751% - 5.875%                                 45      4,903,242.71     13.24
5.876% - 6.000%                                 44      5,232,526.35     14.13
6.001% - 6.125%                                 28      3,182,902.47      8.59
6.126% - 6.250%                                 30      3,876,786.36     10.47
6.251% - 6.375%                                 14      1,088,617.77      2.94
6.376% - 6.500%                                 26      1,820,386.14      4.92
6.501% - 6.625%                                  3        302,000.00      0.82
6.626% - 6.750%                                  7        483,837.00      1.31
6.751% - 6.875%                                  2        135,150.00      0.36
7.001% - 7.125%                                  1        100,000.00      0.27
7.376% - 7.500%                                  1         84,000.00      0.23
7.501% - 7.625%                                  1         22,500.00      0.06
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.625%
Weighted Average: 5.906%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Net Rate                                     COUNT               UPB         %
-------------------------------------------------------------------------------
4.376% - 4.500%                                  1        $78,000.00     0.21%
4.626% - 4.750%                                  2        208,400.00      0.56
4.876% - 5.000%                                 19      1,581,930.00      4.27
5.001% - 5.125%                                 11        934,927.55      2.52
5.126% - 5.250%                                 29      3,218,018.71      8.69
5.251% - 5.375%                                 24      3,001,915.01      8.11
5.376% - 5.500%                                 53      6,779,964.66     18.31
5.501% - 5.625%                                 45      4,903,242.71     13.24
5.626% - 5.750%                                 44      5,232,526.35     14.13
5.751% - 5.875%                                 28      3,182,902.47      8.59
5.876% - 6.000%                                 30      3,876,786.36     10.47
6.001% - 6.125%                                 14      1,088,617.77      2.94
6.126% - 6.250%                                 26      1,820,386.14      4.92
6.251% - 6.375%                                  3        302,000.00      0.82
6.376% - 6.500%                                  7        483,837.00      1.31
6.501% - 6.625%                                  2        135,150.00      0.36
6.751% - 6.875%                                  1        100,000.00      0.27
7.126% - 7.250%                                  1         84,000.00      0.23
7.251% - 7.375%                                  1         22,500.00      0.06
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 7.375%
Weighted Average: 5.656%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Original Term to Maturity                    COUNT               UPB         %
-------------------------------------------------------------------------------
61 - 120                                        13       $825,242.02     2.23%
121 - 180                                      328     36,209,862.71     97.77
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 179
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              BOA $23M & Port5600
                                  All records
================================================================================


-------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT               UPB         %
-------------------------------------------------------------------------------
61 - 120                                        13       $825,242.02     2.23%
121 - 180                                      328     36,209,862.71     97.77
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum:    119
Maximum:    180
Weighted Average:   178
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Seasoning                                    COUNT               UPB         %
-------------------------------------------------------------------------------
(less than)= 0                                 233    $25,881,421.44    69.88%
1 - 1                                           95     10,083,207.13     27.23
2 - 2                                            7        623,522.20      1.68
3 - 3                                            2        158,053.96      0.43
4 - 4                                            2        182,400.00      0.49
7 - 12                                           2        106,500.00      0.29
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum:    0
Maximum:    7
Weighted Average:   0
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FICO Scores                                  COUNT               UPB         %
-------------------------------------------------------------------------------
610 - 619                                        1       $177,493.89     0.48%
620 - 629                                        2         92,970.00      0.25
630 - 639                                        6        561,015.87      1.51
640 - 649                                        6        532,775.00      1.44
650 - 659                                        4        622,715.12      1.68
660 - 669                                       10        760,662.83      2.05
670 - 679                                       14      1,257,696.00      3.40
680 - 689                                       21      2,478,913.16      6.69
690 - 699                                       28      2,551,495.61      6.89
700 - 709                                       39      4,435,631.39     11.98
710 - 719                                       20      1,930,869.64      5.21
720 - 729                                       27      2,476,439.14      6.69
730 - 739                                       25      2,085,423.72      5.63
740 - 749                                       15      1,755,670.90      4.74
750 - 759                                       32      3,461,218.20      9.35
760 - 769                                       28      3,568,207.21      9.63
770 - 779                                       21      3,226,100.66      8.71
780 - 789                                       18      2,554,545.11      6.90
790 - 799                                       16      1,480,315.71      4.00
800 - 809                                        4        555,714.57      1.50
810 - 819                                        3        341,500.00      0.92
820 - 829                                        1        127,731.00      0.34
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum:    618
Maximum:    829
Weighted Average:   731
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT               UPB         %
-------------------------------------------------------------------------------
15.01% - 20.00%                                  3       $201,300.00     0.54%
20.01% - 25.00%                                  5        319,262.31      0.86
25.01% - 30.00%                                  9        885,366.05      2.39
30.01% - 35.00%                                 12      1,447,789.17      3.91
35.01% - 40.00%                                 16      1,877,330.12      5.07
40.01% - 45.00%                                 18      2,500,614.76      6.75
45.01% - 50.00%                                 26      3,551,681.15      9.59
50.01% - 55.00%                                 26      2,470,049.60      6.67
55.01% - 60.00%                                 31      4,237,240.51     11.44
60.01% - 65.00%                                 23      2,722,278.16      7.35
65.01% - 70.00%                                 40      5,065,310.08     13.68
70.01% - 75.00%                                 45      4,936,321.13     13.33
75.01% - 80.00%                                 62      5,233,317.04     14.13
80.01% - 85.00%                                  8        437,038.39      1.18
85.01% - 90.00%                                 17      1,150,206.26      3.11
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 17.07%
Maximum: 90.00%
Weighted Average: 60.62%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT               UPB         %
-------------------------------------------------------------------------------
(less than)= 0.00%                             339    $36,801,661.59    99.37%
35.01% - 40.00%                                  1        144,517.14      0.39
85.01% - 90.00%                                  1         88,926.00      0.24
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 89.710%
Weighted Average: 0.357%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DTI                                          COUNT               UPB         %
-------------------------------------------------------------------------------
(less than)= 0.000%                             27     $2,740,225.00     7.40%
1.001% - 6.000%                                  1         40,000.00      0.11
6.001% - 11.000%                                 7        645,098.45      1.74
11.001% - 16.000%                               12      1,374,110.23      3.71
16.001% - 21.000%                               26      2,619,316.13      7.07
21.001% - 26.000%                               39      4,826,693.05     13.03
26.001% - 31.000%                               52      5,349,469.68     14.44
31.001% - 36.000%                               58      5,556,833.06     15.00
36.001% - 41.000%                               60      6,903,186.97     18.64
41.001% - 46.000%                               35      3,770,197.72     10.18
46.001% - 51.000%                               12      1,154,071.26      3.12
51.001% - 56.000%                                3        494,493.89      1.34
56.001% - 61.000%                                7      1,393,374.90      3.76
61.001% - 66.000%                                1        127,480.00      0.34
66.001% - 71.000%                                1         40,554.39      0.11
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 66.50%
Weighted Average: 33.12%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              BOA $23M & Port5600
                                  All records
================================================================================


-------------------------------------------------------------------------------
Geographic Concentration                     COUNT               UPB         %
-------------------------------------------------------------------------------
California                                      92    $14,562,483.10    39.32%
Florida                                         45      3,999,049.85     10.80
Texas                                           25      1,900,502.30      5.13
Virginia                                        16      1,415,347.43      3.82
Maryland                                        12      1,284,296.75      3.47
Nevada                                          10      1,036,200.00      2.80
Idaho                                           10      1,023,150.00      2.76
New Jersey                                       6        937,000.00      2.53
Washington                                       7        915,840.00      2.47
Missouri                                         9        817,884.35      2.21
Georgia                                          9        800,602.65      2.16
Arizona                                          9        714,482.10      1.93
North Carolina                                   7        671,733.65      1.81
Indiana                                         11        667,010.00      1.80
Oregon                                           6        660,450.00      1.78
Massachusetts                                    3        659,020.25      1.78
Pennsylvania                                    10        650,250.00      1.76
Utah                                             5        576,500.00      1.56
Illinois                                         6        512,773.31      1.38
New York                                         4        441,838.39      1.19
Oklahoma                                         4        308,764.99      0.83
Wisconsin                                        2        302,300.00      0.82
Connecticut                                      3        296,439.71      0.80
Rhode Island                                     3        262,000.00      0.71
Colorado                                         3        238,295.00      0.64
Kansas                                           4        234,825.28      0.63
Tennessee                                        5        200,650.40      0.54
Ohio                                             4        189,727.22      0.51
Minnesota                                        1        115,000.00      0.31
Kentucky                                         2        110,977.00      0.30
District of Columbia                             1         96,000.00      0.26
Michigan                                         1         91,947.00      0.25
Mississippi                                      1         87,696.00      0.24
Iowa                                             1         85,600.00      0.23
South Carolina                                   1         53,300.00      0.14
New Mexico                                       1         41,400.00      0.11
Nebraska                                         1         40,000.00      0.11
Arkansas                                         1         33,768.00      0.09
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
North-South CA                               COUNT               UPB         %
-------------------------------------------------------------------------------
North CA                                        37     $6,158,354.69    16.63%
South CA                                        55      8,404,128.41     22.69
States Not CA                                  249     22,472,621.63     60.68
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Zip Code Concentration                       COUNT               UPB         %
-------------------------------------------------------------------------------
96003                                            2       $602,000.00     1.63%
33813                                            3        511,000.00      1.38
64063                                            3        502,285.35      1.36
98682                                            4        491,090.00      1.33
83705                                            3        450,750.00      1.22
Other                                          326     34,477,979.38     93.10
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Loan Purpose                                 COUNT               UPB         %
-------------------------------------------------------------------------------
No Cash Refi                                   180    $19,497,147.11    52.65%
Cash Out Refi                                  106     12,548,247.76     33.88
Purchase                                        55      4,989,709.86     13.47
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Document Type                                COUNT               UPB         %
-------------------------------------------------------------------------------
Full                                           294    $30,406,182.74    82.10%
Full Income/Lim. Asset                          47      6,628,921.99     17.90
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Property Type                                COUNT               UPB         %
-------------------------------------------------------------------------------
1-Family                                       181    $17,636,848.69    47.62%
2-Family                                        66      7,552,305.01     20.39
4-Family                                        21      3,454,031.56      9.33
3-Family                                        18      2,564,639.77      6.92
PUD (Detached)                                  13      2,008,364.72      5.42
PUD                                             15      1,651,900.00      4.46
Condo                                           16      1,306,066.19      3.53
PUD (Attached)                                   8        598,425.75      1.62
High-rise Condo                                  2        153,523.04      0.41
Town House                                       1        109,000.00      0.29
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Occupancy                                    COUNT               UPB         %
-------------------------------------------------------------------------------
Investor                                       341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Prepayment Penalty                           COUNT               UPB         %
-------------------------------------------------------------------------------
N                                              341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
wa TERM: 0.000
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Balloon Flag                                 COUNT               UPB         %
-------------------------------------------------------------------------------
No                                             341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Mortgage Ins.                                COUNT               UPB         %
-------------------------------------------------------------------------------
Curr LTV < 80%                                 316    $35,447,860.08    95.71%
GEMIC                                            7        540,730.26      1.46
MGIC                                             8        500,660.00      1.35
PMI EXISTS (Unknown Co)                          5        264,870.00      0.72
PMI Mortgage Insurance                           1         46,338.39      0.13
Radian                                           1         87,696.00      0.24
Republic Mortgage                                2         89,700.00      0.24
United Guaranty                                  1         57,250.00      0.15
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
% LTV (greater than) 80 NO MI: 0.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              BOA $23M & Port5600
                                  All records
================================================================================


-------------------------------------------------------------------------------
Pay Type                                     COUNT               UPB         %
-------------------------------------------------------------------------------
None                                           206    $23,263,689.73    62.82%
                                               135     13,771,415.00     37.18
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Lien Type                                    COUNT               UPB         %
-------------------------------------------------------------------------------
First Lien                                     341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Pledge Loan                                  COUNT               UPB         %
-------------------------------------------------------------------------------
None                                           206    $23,263,689.73    62.82%
                                               135     13,771,415.00     37.18
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Relocation                                   COUNT               UPB         %
-------------------------------------------------------------------------------
                                               341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Section-32                                   COUNT               UPB         %
-------------------------------------------------------------------------------
                                               341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Foreign Borrower                             COUNT               UPB         %
-------------------------------------------------------------------------------
                                               341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------
Total:                                         341    $37,035,104.73   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                             MALT 03-1 (gp3 upsize)
                        Whole Loan 15YR Alt-A Fixed-Rate

Deal Size                                         $20mm approx.

GWAC                                             5.910% +/-10bps

WAM                                                 178 +/- 2 months

California                                        40.0% approx.

Avg Loan Balance                                   108k approx.

WA LTV                                            61.0% approx.

Loan Purpose:        Purchase                     13.5% approx.
                     Cash-Out Refi                33.9% approx.
                     No Cash Refi                 52.6% approx.

Property Type:       SF/PUD                       60.0% approx.

Doc Type:            Full                         82.0% approx.


Occupancy:           Investor                    100.0% approx.

WA FICO                                             730 approx.

AAA Ratings                                    2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                     6.00% approx.

Pricing Speed                                      100% PPC

Ramp                 6-18 CPR in 12 mths, 18 CPR thereafter

Settlement Date                                01/30/03




                            All numbers approximate.
                   All tranches subject to 10% size variance.

                                      abcd


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.